                                                                  EXHIBIT 10.086

                                    GUARANTY


         THIS GUARANTY, made as of the ____ day of ____________, 1999, by and between Allergy Superstore.com, Inc. (herein called "Guarantor"), and Erwin Walter Graebner and COLOGNE INVESTORS, LIMITED (herein called "GCIL");


                            W I T N E S S E T H: That

         WHEREAS, GCIL, as Lessor, and BIOSHIELD TECHNOLOGIES, INC., as Lessee ("Lessee"), entered that certain Lease herewith with respect to the lease of certain premises located at 5655 Peachtree Parkway, Norcross, Gwinnett County, Georgia , Georgia (herein called the "Lease"); and

         WHEREAS, to induce GCIL to enter into the Lease with Lessee, Guarantor agreed to guarantee payment by Lessee of its obligations to GCIL under the Lease; and

         WHEREAS, the Lease will be of direct benefit and advantage to Guarantor;

         NOW, THEREFORE, in consideration of the foregoing, and to induce GCIL to enter into the Lease with Lessee, Guarantor does hereby covenant and agree to, with and for the benefit of GCIL as follows:

         1. Warranties. Guarantor represents and warrants that this Guaranty has been duly authorized, executed and delivered by Guarantor and is a legal, valid and binding instrument enforceable against Guarantor in accordance with its terms.

         2. Guaranty. Guarantor hereby unconditionally guarantees to GCIL the full and punctual payment and performance by Lessee of all amounts of the Lease and The First Amendment to Lease on Lessee's part to be paid therein.

         3. Lease. The obligations of Guarantor hereunder shall in no way be released or otherwise affected by any of the following, each of which may be effected without notice to Guarantor:

                  3.1 any waiver by GCIL of any of the terms, covenants or conditions of the Lease;

                  3.2 the giving by GCIL or by Lessee of consent to any matter or thing under or relating to the Lease;

                  3.3 the granting by GCIL of any indulgences or extensions of time to Lessee;

                  3.4 the receipt, application or release by GCIL of, or failure by GCIL to apply, any security given for the performance or observance of the terms, covenants and conditions on Lessee's part to be performed or observed under the Lease;

                  3.5 any modification or amendment of the Lease (upon the occurrence of which this Guaranty shall apply to the Lease, as thus modified or amended); and

                  3.6 any permitted assignment of the interest of Lessee in the lease.

         PROVIDED, HOWEVER, notwithstanding anything to the contrary contained in paragraphs 2 and 3 hereof, if any of the terms, covenants and conditions of the Lease to be performed or observed by Lessee are amended, modified or changed by an amendment to the Lease, and such modification increases the Lessee's obligations, any increase in the obligation of the Guarantors on account of the modification of the Lease will be subject to re-execution of the Guaranty. However, Guarantor shall remain obligated under this Guaranty for Lessee's payment obligations that existed as of the date of execution of this Guaranty.

         4. No Release. The obligations of Guarantor hereunder shall not in any way be released or affected by:

                  4.1 the release or discharge of Lessee in any creditor's, receivership, bankruptcy or other proceedings relating to Lessee;

                  4.2 the impairment, limitation or modification of the liability of Lessee or the successors of Lessee in bankruptcy, or any remedy for the enforcement of Lessee's liability under the Lease, resulting from the operation of any present or future provision of federal or state law or other statute, or from the decision of any court;

                  4.3 the rejection or disaffirmance of the Lease in any proceedings relating to Lessee and which are referred to in paragraphs 4.1 and
4.2 hereof;

                  4.4 any disability or other defense of Lessee, other than actual payment of the amount with respect to which a default is claimed by GCIL;

                  4.5 the cessation from any cause whatsoever of the liability of Lessee under the Lease, except cessation of liability resulting form (i) the expiration or earlier termination of the Lease for reasons other than (A) default by Lessee or (B) arising out of the events described in paragraphs 4.1, 4.2, 4.3 and 4.4 hereof or (ii) a release or discharge of Lessee in accordance with the express terms of the Lease; or

                  4.6 the cessation of the existence of Lessee in any manner or for any cause, including, without limitation, dissolution, merger or consolidation.

         5. No Subrogation. Until all of the covenants and conditions of the Lease on Lessee's part to be performed or observed are fully performed or observed, Guarantor:

                  5.1 shall have no right to subrogation against Lessee by reason of any payments by Guarantor, in compliance with the obligations of Guarantor hereunder;

                  5.2 subordinates any liability or indebtedness of Lessee now or hereafter held by Guarantor to the obligations of Lessee to GCIL under the Lease.

         6. Waiver. Guarantor hereby expressly waives notice of acceptance of this Guaranty and notice of non-performance or non-observance of the terms, covenants and conditions of the Lease on Lessee's part to be performed or observed. Further, Guarantor hereby expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, including, without limitation, any rights Guarantor may have under
Section 10-7-24 Official Code of Georgia Annotated, to compel GCIL to proceed with respect to the guaranteed obligations against Lessee before proceeding against, or as a condition to proceeding against, Guarantor. Guarantor agrees that any notice or direction given at any time to GCIL which is inconsistent with the waiver contained herein shall be void and may be ignored by GCIL, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of the Guaranty, unless GCIL has specifically agreed otherwise in writing, signed by a duly authorized officer.

         7. Liability. This is a guaranty of payment and not collection. GCIL may proceed directly against Guarantor under this Guaranty without being required to proceed against Lessee under the Lease, or to exhaust any rights or remedies which GCIL may have against Lessee including, without limitation, any other remedies contained in the Lease. GCIL may pursue its remedies under this Guaranty concurrently with or independently of any action or proceeding relating to the Lease which GCIL may institute against Lessee.

         8. Applicable Modifications. This Guaranty shall apply to any modification or amendment of the Lease with the same effect as if said modification or amendment had been entered into by Lessee on the date hereof and had been hereinabove described as the Lease covered by this Guaranty.

         9. Binding Effect. This Guaranty shall be binding upon Guarantor, its successors and assigns, and shall inure to the benefit of GCIL, its successors and assigns.

         10. No Amendment. This Guaranty may not be modified, discharged or terminated orally or in any manner other than by agreement in writing signed by GCIL and Guarantor.

         11. Choice of Law. This Guaranty shall be governed and construed in accordance with the laws of the State of Georgia.

         12. Severability. Whenever possible, each provision of this Guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under any such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provision of this Guaranty.

         12. Benefit. All obligations of Guarantor under this Guaranty are imposed solely and exclusively for the benefit of GCIL, its successors and assigns, and no other person shall have standing to require compliance with such obligations in accordance with their terms, and no other person shall, under any circumstances, be deemed to be the beneficiary of such obligations.

         13. Notice. GCIL agrees to provide copies of all Notices under the Lease to Guarantor at the address stated below.

         IN WITNESS WHEREOF, Guarantor has executed this Guaranty under seal the day and year first above written.

                          GUARANTOR:

                          Allergy Superstore.com, Inc.


                          By:
                             ---------------------------------------

                          Title:
                                ------------------------------------


                          Address:

                                Allergy Superstore.com, Inc.
                                Attention: Timothy C. Moses
                                5655 Peachtree Parkway
                                Norcross, Georgia 30092




                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                          GCIL:

                          COLOGNE INVESTORS, LIMITED


                          By:
                             ---------------------------------------

                          Title:
                                ------------------------------------

                                  [Corporate Seal]




                          ------------------------------------------
                          Erwin Walter Graebner